Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-3

NANO-X IMAGING LTD

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees Previously Paid	Equity	Ordinary shares, par value NIS 0.01 per share	(1)	457(o)		$	$14,999,997.60	0.0001381	$2,071.50

Total Offering Amounts:							$14,999,997.60		2,071.50
Total Fees Previously Paid:									0.00
Total Fee Offsets:									2,071.50
Net Fee Due:									$0.00

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Offering Note(s)

(1)	On May 3, 2023, the Registrant filed a Registration Statement on Form F-3 (File No. 333-271593) (the “Initial Registration Statement”), which registered the offer and sale of up to 40,000,000 ordinary shares of the Registrant (the “Primary Securities”) and 4,869,909 of the Secondary Shares, of which all such securities remained unsold as of May 5, 2023, when the Registrant filed a Registration Statement on Form F-3ASR (File No. 333-271688), in connection with such securities (the “Second Registration Statement”). Pursuant to Rule 457(p) under the Securities Act, the Registrant applied $5,230.30 of the registration fee previously paid in connection with the Initial Registration Statement in connection with the unsold Secondary Shares to offset the registration fees payable in connection with the Second Registration Statement. On July 26, 2023, the Registrant registered and sold 2,142,858 ordinary shares and warrants to purchase up to 2,142,858 of the Registrant’s ordinary shares pursuant to the Prospectus Supplement. Pursuant to Rule 457(p) under the Securities Act, the Registrant applied $6,654.51 of the registration fee previously paid in connection with the Initial Registration Statement with respect to 4,285,716 unsold Primary Securities to offset the registration fees payable in connection with the sale of such securities. On April 22, 2024, the Registrant filed a post-effective amendment to the Second Registration Statement (the “Amended Registration Statement”). Pursuant to Rule 457(p) under the Securities Act, the Registrant applied $17,565.66 of the registration fee previously paid in connection with the Initial Registration Statement in connection with the 35,714,284 of the Primary Securities (the “Unsold Securities”) to offset the registration fees that were payable in connection with the registration of securities on the Amended Registration Statement. Pursuant to Rule 457(p) under the Securities Act, the offering of the Unsold Securities under the Initial Registration Statement was withdrawn as of the date of effectiveness of the Second Registration Statement. Pursuant to 457(p) under the Securities Act, the Registrant hereby applies the fees previously paid to this offering.

Table 2: Fee Offset Claims and Sources

Line Item Type	Registrant or Filer Name	Notes	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)
Fee Offset Claims	NANO-X IMAGING LTD	(1)	F-3	333-271688	04/22/2024		$2,071.50	Equity	Ordinary shares, par value NIS 0.01 per share	3,826,530	$159,398,038.30	$
Fee Offset Sources	NANO-X IMAGING LTD		F-3	333-271688		04/22/2024							17,565.66

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Rule 457(p) Statement of Withdrawal, Termination, or Completion:

(1)	On May 3, 2023, the Registrant filed a Registration Statement on Form F-3 (File No. 333-271593) (the “Initial Registration Statement”), which registered the offer and sale of up to 40,000,000 ordinary shares of the Registrant (the “Primary Securities”) and 4,869,909 of the Secondary Shares, of which all such securities remained unsold as of May 5, 2023, when the Registrant filed a Registration Statement on Form F-3ASR (File No. 333-271688), in connection with such securities (the “Second Registration Statement”). Pursuant to Rule 457(p) under the Securities Act, the Registrant applied $5,230.30 of the registration fee previously paid in connection with the Initial Registration Statement in connection with the unsold Secondary Shares to offset the registration fees payable in connection with the Second Registration Statement. On July 26, 2023, the Registrant registered and sold 2,142,858 ordinary shares and warrants to purchase up to 2,142,858 of the Registrant’s ordinary shares pursuant to the Prospectus Supplement. Pursuant to Rule 457(p) under the Securities Act, the Registrant applied $6,654.51 of the registration fee previously paid in connection with the Initial Registration Statement with respect to 4,285,716 unsold Primary Securities to offset the registration fees payable in connection with the sale of such securities. On April 22, 2024, the Registrant filed a post-effective amendment to the Second Registration Statement (the “Amended Registration Statement”). Pursuant to Rule 457(p) under the Securities Act, the Registrant applied $17,565.66 of the registration fee previously paid in connection with the Initial Registration Statement in connection with the 35,714,284 of the Primary Securities (the “Unsold Securities”) to offset the registration fees that were payable in connection with the registration of securities on the Amended Registration Statement. Pursuant to Rule 457(p) under the Securities Act, the offering of the Unsold Securities under the Initial Registration Statement was withdrawn as of the date of effectiveness of the Second Registration Statement. Pursuant to 457(p) under the Securities Act, the Registrant hereby applies the fees previously paid to this offering.